WISDOMTREE TRUST

Supplement Dated November 1, 2016

to the currently effective

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) for the

WisdomTree Fundamental U.S. BBB Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term BBB Corporate Bond Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Fundamental U.S. BBB Corporate Bond Fund and WisdomTree Fundamental U.S. Short-Term BBB Corporate Bond Fund (the “Funds”).

Shares of the Funds are not currently available for purchase on the secondary market.

If you would like additional information, including information about other WisdomTree Funds, please call

1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-0920-1116